Exhibit 10.7

FORM OF OPTION GRANT
EMPIRE RESOURCES, INC. 2006 STOCK OPTION PLAN

This instrument evidences that Empire Resources, Inc., formerly known as Integrated Technology USA, Inc., (the “Company”), has granted to the optionee named below (Optionee”) the stock option described below (the Option”).  The Option was granted pursuant to the Company’s 2006 Stock Option Plan (the “Plan”) on the grant date set forth below. A copy of the Plan is attached as Exhibit A hereto and should be read carefully.

IMPORTANT: please sign the extra copy of this grant instrument and return it to the Company in order to confirm your acceptance of the Option and the terms set forth herein.

Optionee:

Grant date:

Number of shares subject to option:

Purchase price per share:

Expiration Date:	The earlier of (a) the tenth anniversary of the grant date and (b) 90 calendar days after termination of employment (subject to certain exceptions pursuant to the Plan).

Terms of the option:	The Option is subject in all respects to the terms and conditions of the Plan and to the terms set forth below.

General Description.  Optionee has been granted an Option to purchase from the Company the number of shares of the Company’s Common Stock set forth above at the purchase price per share set forth above. The Option is nonstatutory (i.e., it is not an incentive stock option as defined in Section 422 of the Internal Revenue Code of 1986, as amended.)

Time When Option becomes Exercisable.  The Option is exercisable immediately.

Termination of Option.  The Option may not be exercised after the Expiration Date set forth above.

Procedure For Exercise.  Optionee may exercise all or any portion of the Option, to the extent it is exercisable pursuant to the terms hereof, at any time and from time to time prior to its termination, by  (1) delivering to the Company written notice containing the information and representations appearing on the form attached as Exhibit B hereto, and (2) paying to the Company the purchase price for the shares being purchased (such payment to be made as provided in the Plan). Notwithstanding the foregoing, the Option may not be exercised with respect to fractional shares.

Withholding taxes.   As provided in the Plan, the Plan Administrator ( as defined in the Plan) shall have the right to require that Optionee remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the Company with regard to such taxes) prior to the delivery of any stock pursuant to the exercise of the Option.

Restrictions On Transfer.  The Option may not be transferred other than by will or by the laws of descent and distribution, and during the lifetime of Optionee it may be exercised only by Optionee; provided, however, that the Option may be otherwise transferred to the extent, if any, permitted by the Plan Administrator (as defined in the Plan).

Conformity with Plan.  The Option is intended to conform in all respects with, and is subject to all applicable provisions of , the Plan, which is incorporated herein by reference.  Any inconsistencies between this instrument and the plan shall be resolved in accordance with the terms of the Plan.

IN WITNESS WHEREOF,  the undersigned has executed this instrument.

EMPIRE RESOURCES, INC.

BY:
Name:
Title:

The undersigned, by signing below, confirms that the undersigned accepts the Option on the terms set forth above and that the undersigned has received a copy of the Plan.

Signed:_______________________

Name:________________________

Date:_________________________

Empire Resources, Inc.	Exhibit B

Gentlemen:

I have heretofore been granted the stock option identified below (the “Option”):

Date of grant:_________________________________________

Exercise price per share:__________________________________

Number of shares subject
    to option when granted:________________________________

Number of shares remaining subject to option_________________

I am hereby exercising the Option with respect to the following number of shares:______________.

In connection with this exercise, [check one]

______I enclose a certified check, bank draft or money order in the amount of $_________

______I am delivering irrevocable instructions to a broker to sell shares acquired upon exercise and promptly to deliver to the Company a portion of the proceeds thereof equal to the exercise price.

I hereby agree to execute whatever other documents are necessary in order to comply with the Plan and any applicable legal requirements in connection with the issuance of the stock to me pursuant to the Plan.

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Optionee signature                                         Social Security Number

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Please print name

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Date                                                                   Address